EXHIBIT 1

                             JOINT FILING AGREEMENT

This will confirm the agreement by and among all the undersigned that the
Schedule 13D filed on or about this date and any amendments thereto with respect to beneficial ownership by the undersigned of shares of Class A Common Stock, par value $.01 per share, of LIN TV Corp. is being filed on behalf of each of the undersigned in accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934. This agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


May 13, 2002              By:                      *
                              ------------------------------------------
                              Thomas O. Hicks


                         *By: /s/ David W. Knickel
                              ------------------------------------------
                              Name: David W. Knickel
                              Title: Attorney-in-fact


                          RANGER EQUITY PARTNERS, L.P.

                          By: TOH/Ranger LLC, its general partner

                          By: /s/ David W. Knickel
                              ------------------------------------------
                              Name: David W. Knickel
                              Title: Vice President and Treasurer


                          TOH/RANGER, LLC

                          By: /s/ David W. Knickel
                              ------------------------------------------
                              Name: David W. Knickel
                              Title: Vice President and Treasurer


                          HICKS, MUSE, TATE & FURST EQUITY FUND III, L.P.

                          By: HM3/GP Partners , L.P., its general partner

                          By: Hicks Muse GP Partners III, L.P., its general
                              partner

                          By: Hicks Muse Fund III Incorporated, its general
                              partner

                          By: /s/ David W. Knickel
                              ------------------------------------------
                              Name: David W. Knickel
                              Title: Vice President and Treasurer


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                          HM3/GP PARTNERS, L.P.

                          By: Hicks Muse GP Partners III, L.P., its general
                              partner

                          By: Hicks Muse Fund III Incorporated, its general
                              partner

                          By: /s/ David W. Knickel
                              ------------------------------------------
                              Name: David W. Knickel
                              Title: Vice President and Treasurer


                          HICKS MUSE GP PARTNERS III, L.P.

                          By: Hicks Muse Fund III Incorporated, its general
                              partner

                          By: /s/ David W. Knickel
                              ------------------------------------------
                              Name: David W. Knickel
                              Title: Vice President and Treasurer


                          HICKS MUSE FUND III INCORPORATED

                          By: /s/ David W. Knickel
                              ------------------------------------------
                              Name: David W. Knickel
                              Title: Vice President and Treasurer


                          HM3 COINVESTORS, L.P.

                          By: Hicks Muse GP Partners III, L.P., its general
                              partner

                          By: Hicks Muse Fund III Incorporated, its general
                              partner

                          By: /s/ David W. Knickel
                              ------------------------------------------
                              Name: David W. Knickel
                              Title: Vice President and Treasurer


                          HM & CO. PARTNERS, L.P.

                          By: HM Partners Inc., its general partner

                          By: /s/ David W. Knickel
                              ------------------------------------------
                              Name: David W. Knickel
                              Title: Vice President and Treasurer

                          HM PARTNERS INC.

                          By: /s/ David W. Knickel
                              ------------------------------------------
                              Name: David W. Knickel
                              Title: Vice President and Treasurer














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